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                                                                 Exhibit 10.3(a)



                                NOMOS CORPORATION
                             2591 WEXFORD BAYNE ROAD
                               SEWICKLEY, PA 15143

                               September 28 , 1999


Cross-Atlantic Partners
Cross-Atlantic Partners II
Cross-Atlantic Partners III
650 Madison Avenue
New York, New York 10022


     In consideration of the purchase by Cross-Atlantic Partner, Cross-Atlantic Partners II and Cross-Atlantic Partners III (collectively, "Cross-Atlantic") of an aggregate of 350,000 shares of Series A Convertible Preferred Stock, par value $.0001 per share, (the "Preferred Stock") of NOMOS Corporation (the "Company"), pursuant to a Subscription Agreement dated September 28, 1999 , the undersigned hereby agree to the terms and obligations of this letter agreement ("Agreement").

1.   DIRECTOR

     1.1 DESIGNATION OF DIRECTOR. At all times during which Cross-Atlantic holds at least 100,000 shares of Preferred Stock, Cross-Atlantic shall have the right to nominate one director to the Board of Directors of the Company (such director being referred to herein as the "Cross-Atlantic Director"). The initial person nominated to be the Cross-Atlantic Director in John L. Cassis. The Company shall pay all reasonable travel expenses and other out-of-pocket disbursements of the Cross-Atlantic Director in connection with his attendance at meetings of the Company's Board of Directors and committees thereof.

     1.2 BOARD MEETINGS. The Company, at any meeting of the stockholders of the Company at which members of the Board of Directors are to be elected or at any time that members of the Board of Directors are to be elected by written consent, hereby agrees to use its best efforts to cause the Cross-Atlantic Director to be elected to the Board; PROVIDED that Cross-Atlantic is then entitled to nominate a director pursuant to Section 1.1 above. John Friede, for so long as he remains a shareholder of the Company, shall vote or act with respect to his shares of capital stock of the Company to elect the person nominated as the Cross-Atlantic Director, who shall initially be John L. Cassis.

     1.3 APPOINTMENT OF NEW DIRECTOR. In the event of the resignation, death, removal or disqualification of the director elected pursuant to Section 1.2, Cross-Atlantic shall promptly nominate a new director, and, after written notice of the nomination has been given by Cross-Atlantic, the Company shall use its best efforts to cause such nominee to be elected to the Board of Directors; provided that Cross-Atlantic is then entitled to nominate a director pursuant to
Section 1.1 above. John Friede, for so long as he remains a stockholder of the Company, shall


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vote or act with respect to his shares of capital stock of the Company to elect such nominee to the Board of Directors.

     1.4 RESIGNATION OF CROSS-ATLANTIC DIRECTOR. In the event that Cross-Atlantic is no longer entitled to nominate a director pursuant to Section
1.1 above, Cross-Atlantic agrees to cause the Cross-Atlantic Director then serving on the Board of Directors to immediately resign from his/her position as a director of the Company.

2.   MISCELLANEOUS.

     2.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     2.2 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     2.3 AMENDMENTS AND WAIVERS. This Agreement may not be amended or modified without the written consent of Cross-Atlantic and the Company, nor shall any waiver be effective against any party unless in a writing executed on behalf of such party.

     2.4. SEVERABILITY. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

     2.5 CONFIDENTIALITY OF TERMS. Each party will keep strictly confidential and not disclose to any third party the terms and conditions of this Agreement except where required by law.

     2.6 PAYMENT OF FEES. The Company shall pay the reasonable fees and expenses of Haythe & Curley, special counsel to Cross-Atlantic, for their services in connection with Cross-Atlantic's purchase of Preferred Stock, up to a maximum of $7,500.



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     If the foregoing accurately sets forth the agreement that the Company and
Cross-Atlantic have reached with respect to the subject matter hereof, please indicate your agreement to the terms contained herein by countersigning in the place indicated below.


                                   Sincerely,



                                   NOMOS CORPORATION

                                   By:    /s/  John A. Friede
                                      -----------------------------------------

                                   Name:   John A. Friede
                                        ---------------------------------------

                                   Title:     Chairman
                                         --------------------------------------


                                     /s/   John A. Friede
                                   --------------------------------------------

                                   John Friede (solely with respect to his
                                   obligations under Section 1.2 and 1.3)



AGREED AND ACCEPTED:


CROSS-ATLANTIC PARTNERS

CROSS-ATLANTIC PARTNERS II

CROSS-ATLANTIC PARTNERS III

By:   /s/  John Cassis
   -----------------------------

Name:   John Cassis
     ---------------------------

Title:     Partner
      --------------------------




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